UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 22, 2015

____________________________

SmooFi, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

333-193220 (Commission File Number)		46-3876675 (IRS Employer Identification No.)
1031 Calle Recodo, Suite B, San Clemente, CA 92673 (Address of Principal Executive Offices and zip code)

(949) 973-0684

(Registrant’s telephone
number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” “the Company,” “SmooFi,” or the “Registrant” refer to SmooFi, Inc., a Nevada corporation.

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of John E. Donahue as Chief Operating Officer

On April 21, 2015, John E. Donahue was retained to serve as Chief Operating Officer of the Company. The Company will pay Newport Board Group, LLC a monthly fee of $4,000 for his services, which SmooFi may increase from time to time following an initial 60-day period. There are no familial relationships between Mr. Donahue and the Company.

Mr. Donahue, 65, is an experienced executive with over 30 years of financial and operational responsibilities in a number of public and private company settings, typically high-growth enterprises. He is skilled with raising equity and debt financing for public and private entities, including four public offerings, two of which were IPOs, as well as with investor relations, corporate restructurings, managing cash in liquidity crises, ERP systems upgrades, SEC filings and Sarbanes-Oxley requirements. Mr. Donahue serves as CFO of Horne International, Inc., a publicly-traded government contractor providing energy and environmental consulting services, since 2013, and as a partner at Newport Board Group, a strategic advisory services firm. He was previously Vice President of Investor Relations for China Hydroelectric Corporation, a large publicly traded owner and operator of small hydroelectric power generating facilities in China. Prior to that, he was Senior Vice President and CFO of Encompass Group Affiliates, the largest U.S. supply chain management/distributer of electronic replacement parts for consumer electronic products. He has also worked at companies including Online Benefits, Inc., Oxbridge Inc., Marcel Darche & Sons, Inc., Mast Resources Inc., and Catalyst Energy Corporation. Mr. Donahue received his B.A. in Economics from Holy Cross College, and an MBA from Rutgers University.

Litigation

During the past ten years, Mr. Donahue has not been the subject of the following events:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;
2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;
	i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company,
	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;
4.		The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.		Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.		Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.		Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
	i)	Any Federal or State securities or commodities law or regulation; or
	ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.		Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 8 - Other Events

Item 8.01 Other Events.

Forward Stock Split

On April 21, 2015, the Board of Directors of the Company approved a three-for-one forward stock split of the Company’s common stock.   Accordingly, shareholders owning shares of the Company’s common stock will receive two additional shares of the Company for each share they own. The Company currently has 10,128,600 shares issued and outstanding. As a result of the forward stock split, the Company will have 30,385,800 shares issued and outstanding.

Business Update

On April 22, 2015, the Company issued a press release announcing that it has entered into the cannabis industry by launching a new cannabis practice. SmooFi intends to retain the appropriate experienced management team and other employees required to provide consulting and advisory services to licensed medical and recreational marijuana operators and retail dispensaries. SmooFi will be providing services that provide turn-key operations for marijuana cultivators and dispensaries. These services include:

•	Business planning
•	Competitive strategy and technology
•	Regulatory compliance and local permitting
•	Site selection and setup

SmooFi will provide a wide variety of industry education and training including business process optimization and how to scale growth. The practice also includes operational assistance with cannabis cultivation, offering expertise in modern farming techniques, utilizing new technology and conservation methods to improve quality and yield, waste reduction and maximizing profit. For retail clients, the SmooFi consulting practice will assist with the design of retail locations, staffing, loss prevention techniques, marketing and community outreach.

SmooFi will also continue to build out its online marketplace and community to connect local service providers with those seeking a variety of services. SmooFi will now leverage this technology platform to assist in creating jobs and enable entrepreneurs and service providers to offer cannabis products and services within local markets.

The foregoing description of the press release is qualified in its entirety by reference thereto, which is filed as Exhibit 99.1 to this Current Report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

Exhibit 99.1 Press Release dated April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmooFi, Inc.

Date: April 22, 2015

By: /s/ Sean Clarke

Sean Clarke

CEO